[STATE STREET RESEARCH LOGO]

[GRAPHIC OF CLOCK]


MONEY MARKET FUND

PROSPECTUS - AUGUST 1, 2002

A FUND FOR SHORT-TERM CASH INVESTMENTS OR CURRENT INCOME.

THIS PROSPECTUS HAS INFORMATION YOU SHOULD KNOW BEFORE YOU INVEST. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS WILL ALSO BE AVAILABLE IN SPANISH IN SEPTEMBER BY CALLING THE STATE STREET RESEARCH SERVICE CENTER AT 1-888-638-3193

CONTENTS

1 THE FUND

        1  Goal and Strategies
        3  Principal Risks
        4  Volatility and Performance
        6  Investor Expenses
        8  Investment Management

9  YOUR INVESTMENT

        9  Opening an Account
        9  Choosing a Share Class
       11  Sales Charges
       13  Dealer Compensation
       14  Buying and Selling Shares
       18  Account Policies
       20  Distributions and Taxes
       21  Investor Services

22  OTHER INFORMATION

       22  Other Securities and Risks
       24  Financial Highlights
       26  Board of Trustees

BACK COVER For Additional Information

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                                       1
THE FUND

[CHESS PIECE] GOAL AND STRATEGIES

FUNDAMENTAL GOAL The fund seeks a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing in high-quality, short-term money market instruments or in U.S. government securities. These may include such short-term corporate debt securities as commercial paper and master demand notes; securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; and bank certificates of deposit and bankers' acceptances.

PRINCIPAL STRATEGIES The fund manages its portfolio subject to strict SEC guidelines, which are designed so that the fund may maintain a stable $1.00 share price, although there is no guarantee that the fund will do so. All of the fund's investments are short-term; the dollar-weighted average portfolio maturity of the fund may not exceed 90 days. The fund invests at least 95% of total assets in high-quality securities called "first tier" securities. These include U.S. government securities and corporate securities that at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or are unrated securities that

[SIDEBAR]

[MAGNIFIYING GLASS] WHO MAY WANT TO INVEST

State Street Research Money Market Fund is designed for investors who seek one or more of the following:

-    a fund to complement a portfolio of more aggressive investments
-    a fund for short-term investments
-    a fund for emergency reserve money

The fund is NOT appropriate for investors who:

-    require capital appreciation to meet their investment goals
-    are seeking maximum income
[END SIDEBAR]
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                                       2


are considered equivalent by the investment manager. The fund invests more than 25% of its total assets in the financial services industry.

The fund may invest up to 5% of its portfolio in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the investment manager.

Investments typically include instruments such as asset-backed and corporate commercial paper that are used for short-term borrowings, as well as bank instruments such as certificates of deposit. If it chooses, the fund may invest all of its assets in any one type of first tier securities.

The fund may invest in restricted securities. These securities generally are sold to institutional investors and are subject to limitations on how they can be resold.

The fund may adjust the composition of its portfolio as market conditions and economic outlooks change.

For more information about the fund's investments and practices, see page 22.
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                                       3


[STOP SIGN] PRINCIPAL RISKS

Because the fund invests in money market instruments and manages its portfolio to maintain a stable share price, its major risks are those that could affect the overall yield of the fund. Among these situations are those that would cause short-term interest rates to decline, such as strong equity markets or a weak economy. Such a decline would lower the fund's yield and the return on your investment.

To the extent the fund invests in restricted securities, it could hamper the fund's ability to raise cash to meet redemptions. This is because these securities may be new and complex and trade only among institutions; the markets for these securities are still developing and may not function as efficiently as established markets.

The fund cannot be certain that it will achieve its goal. Furthermore, fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible that you could lose money by investing in the fund.

INFORMATION ON OTHER SECURITIES AND RISKS APPEARS ON PAGE 22.

A "SNAPSHOT" OF THE FUND'S INVESTMENTS MAY BE FOUND IN THE CURRENT ANNUAL OR SEMIANNUAL REPORT (SEE BACK COVER).

[SIDEBAR]

[MAGNIFYING GLASS] THE USES OF MONEY MARKET FUNDS

Money market funds can be a valuable tool in an investor's portfolio for a variety of reasons. For example, money market funds are often used to meet short-term cash investment needs. They also can serve as a place to hold cash pending its use for a longer term investment. Finally, many investors use money market funds to diversify a portfolio of more aggressive investments, especially when they want to reduce their exposure to market volatility or when they expect the market to decline.
[END SIDEBAR]
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                                       4


                           VOLATALITY AND PERFORMANCE

[CHART]

YEAR-BY-YEAR TOTAL RETURN (CLASS E)

 YEARS ENDED DECEMBER 31,
           1992              3.15
           1993              2.50
           1994              3.60
           1995              5.33
           1996              4.81
           1997              5.03
           1998              5.04
           1999              4.67
           2000              5.91
           2001              3.61


BEST QUARTER: third quarter 2000, up 1.52%
RETURN FROM 1/1/02 - 6/30/02 (not annualized): up 0.59%
WORST QUARTER: fourth quarter 2001, up 0.51%


                                                                                       AS OF DECEMBER 31, 2001
                                                                                ---------------------------------------
AVERAGE ANNUAL TOTAL RETURN (AT MAXIMUM APPLICABLE SALES CHARGE)                1 YEAR          5 YEARS        10 YEARS
----------------------------------------------------------------                ------          -------        --------
                                  Class B (%)                                   (2.42)            3.46           3.47
                                  Class B(1)(%)(a)                              (2.42)            3.46           3.47
                                  Class C (%)                                    1.58             3.81           3.48
                                  Class E (%)                                    3.61             4.85           4.36
                                  Class S (%)                                    3.61             4.85           4.36
                                  Three-month Treasury Bill Index (%)            3.43             4.84           4.58
                                  Lipper Money Market Funds Index (%)            3.80             4.94           4.51


TO OBTAIN CURRENT YIELD INFORMATION CALL 1-87-SSR-FUNDS.


[FOOTNOTE]
(a) PERFORMANCE FOR CLASS B(1) REFLECTS CLASS B PERFORMANCE THROUGH DECEMBER 31, 1998. CLASS B(1) WAS INTRODUCED ON JANUARY 1, 1999.
[END FOOTNOTE]
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                                       5


[MAGNIFYING GLASS] UNDERSTANDING VOLATILITY AND PERFORMANCE

  The bar chart and table on the opposite page are designed to show two aspects of the fund's track record:

- YEAR-BY-YEAR TOTAL RETURN shows how volatile the fund has been: how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The bar chart includes the effects of fund expenses, but not sales charges. If sales charges had been included, returns would have been less than shown.

- AVERAGE ANNUAL TOTAL RETURN is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate. Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

     Also included are two independent measures of performance. The Three-month Treasury Bill Index is an unmanaged index that measures the average yield of three-month Treasury bills. The Lipper Money Market Funds Index shows you how well the fund has done compared to competing funds. When making comparisons, keep in mind that the Three-month Treasury Bill Index does not include any management fees or other expenses.

     The returns in both the bar chart and the table would have been lower if the distributor had not voluntarily reduced the fund's expenses.

     In both the bar chart and the table, the returns shown for the fund include performance from before the creation of share classes in 1993. If the returns for Class B(1), Class B and Class C from before 1993 had reflected their current service/distribution (12b-1) fees (as described on page 6), these returns would have been lower.

     Keep in mind that past performance is no guarantee of future results.
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                                       6


INVESTOR EXPENSES

                                                                                    CLASS DESCRIPTIONS BEGIN ON PAGE 9
                                                                         --------------------------------------------------------
SHAREHOLDER FEES (% OF OFFERING PRICE)                                   CLASS B       CLASS B(1)        CLASS C    CLASSES E & S
---------------------------------------------------------------------------------------------------------------------------------
                    Maximum front-end sales charge (load)                  0.00            0.00            0.00         0.00

                    Maximum deferred sales charge (load)                   5.00            5.00            1.00         0.00

ANNUAL FUND OPERATING EXPENSES (% OF AVERAGE NET ASSETS)                 CLASS B        CLASS B(1)       CLASS C    CLASSES E & S
---------------------------------------------------------------------------------------------------------------------------------
                    Management fee                                         0.50            0.50            0.50         0.50

                    Service/distribution (12b-1) fees                      1.00            1.00            1.00         0.00

                    Other expenses                                         0.46            0.46            0.46         0.46
                                                                           ----            ----            ----         ----

                    TOTAL ANNUAL FUND OPERATING EXPENSES*                  1.96            1.96            1.96         0.96
                                                                           ====            ====            ====         ====
                    [FOOTNOTE]
                    *BECAUSE SOME OF THE FUND'S EXPENSES HAVE BEEN
                     SUBSIDIZED OR REDUCED THROUGH EXPENSE OFFSET
                     ARRANGEMENTS, ACTUAL TOTAL OPERATING EXPENSES
                     FOR THE PRIOR YEAR WERE:                              1.70            1.70            1.70         0.70

                    THE FUND EXPECTS THE EXPENSE SUBSIDY TO CONTINUE
                    THROUGH THE CURRENT FISCAL YEAR, ALTHOUGH THERE IS
                    NO GUARANTEE THAT IT WILL.
                    [END FOOTNOTE]

EXAMPLE             YEAR                                                    CLASS B        CLASS B(1)       CLASS C   CLASSES E & S
-----------------------------------------------------------------------------------------------------------------------------------
                    1                                                      $699/$199       $699/$199       $299/$199       $98

                    3                                                      $915/$615       $915/$615         $615         $306

                    5                                                    $1,257/$1,057   $1,257/$1,057      $1,057        $531

                    10                                                       $2,104          $2,104         $2,285       $1,178

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                                       7


[MAGNIFYING GLASS] UNDERSTANDING INVESTOR EXPENSES

     The information on the opposite page is designed to give you an idea of what you should expect to pay in expenses as an investor in the fund. The information is based on the fund's most recent fiscal year, and current results may be different.

- SHAREHOLDER FEES are costs that are charged to you directly. These fees are not charged on reinvestments or exchanges.

- ANNUAL FUND OPERATING EXPENSES are deducted from the fund's assets every year, and are thus paid indirectly by all fund investors.

- The EXAMPLE is designed to allow you to compare the costs of this fund with those of other funds. It assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges. For Class B(1) and Class B shares, it also assumes the automatic conversion to Class E shares after eight years.

     When two numbers are shown separated by a slash, the first one assumes you sold all your shares at the end of the period, while the second assumes you stayed in the fund. When there is only one number, the costs would be the same either way.

     The figures in the example assume full annual expenses, and would be lower if they reflected the various expense reductions that may have been taken.

     Investors should keep in mind that the example is for comparison purposes only. The fund's actual performance and expenses may be higher or lower.

[THINKER] INVESTMENT MANAGEMENT

     The fund's investment manager is State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. As of June 30, 2002, State Street Research, together with its affiliate SSR Realty, managed approximately $49 billion in assets, of which $32 billion represented institutional clients, $10 billion represented retail mutual funds and individually managed accounts and $7 billion represented sub-advisory relationships.

     The investment manager is responsible for the fund's investment and business activities, and receives the management fee annually as compensation (0.50% of average net assets annually). The investment manager is a subsidiary of MetLife, Inc.
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                                       9


YOUR INVESTMENT

[KEY] OPENING AN ACCOUNT

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[CHECKLIST] CHOOSING A SHARE CLASS

The fund generally offers four share classes, each with its own sales charge and expense structure: Class B(1), Class C, Class E and Class S. The fund also offers Class B shares, but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds.

Class E is the share class that is generally available for initial investment. It is also the share class that is used for exchanges with Class A shares of other State Street Research funds. Class B(1) and Class C are available only by exchange from the corresponding share class of other funds.

If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through financial professionals, you may be eligible to purchase Class S shares.

CLASS B(1) -- BACK LOAD

- Available only to investors exchanging from Class B(1) shares of another State Street Research fund

-    No initial sales charge

-    Deferred sales charge of 5% or less on shares you sell within six years

-    Annual service/distribution (12b-1) fee of 1.00%

- Automatic conversion to Class E shares after eight years, reducing future annual expenses

CLASS B -- BACK LOAD

-    Available only to current Class B shareholders. See page 11 for details.

CLASS C -- LEVEL LOAD

- Available only to investors exchanging from Class C shares of another State Street Research fund

-    No initial sales charge

- Deferred sales charge of 1%, paid if you sell shares within one year of purchase

-    Lower deferred sales charge than Class B(1) shares

-    Annual service/distribution (12b-1) fee of 1.00%

- No conversion to Class E shares after eight years, so annual expenses do not decrease

CLASS E -- NO LOAD

-    Available to all investors purchasing fund shares directly

-    No sales charge of any kind

- No service/distribution (12b-1) fees; annual expenses are lower than other share classes'

CLASS S -- SPECIAL PROGRAMS

- Available only through certain retirement accounts, advisory accounts of the investment manager and other special programs, including programs through financial professionals with recordkeeping and other services; these programs usually involve special conditions and separate fees (consult your financial professional or your program materials)

-    No sales charges of any kind

- No service/distribution (12b-1) fees; annual expenses are lower than other share classes

SALES CHARGES

CLASS B(1) -- BACK LOAD

                             THIS % OF NET ASSET VALUE
WHEN YOU SELL SHARES         AT THE TIME OF PURCHASE (OR
IN THIS YEAR AFTER YOU       OF SALE, IF LOWER) IS DEDUCT-
BOUGHT THEM                  ED FROM YOUR PROCEEDS
----------------------------------------------------------
First year                          5.00
Second year                         4.00
Third year                          3.00
Fourth year                         3.00
Fifth year                          2.00
Sixth year                          1.00
Seventh or eighth year              None

With Class B(1) shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for six years or less, as described in the table above. See "Other CDSCPolicies" on page 12.

Class B(1) shares automatically convert to Class E shares after eight years; Class E shares have lower annual expenses.

CLASS B -- BACK LOAD

Class B shares are available only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds. Other investments made by current Class B shareholders will be in Class B(1) shares.

With Class B shares, you are charged a "contingent deferred sales charge"(CDSC) when you sell shares you have held for five years or less. The CDSC is a percentage of net asset value at the time of purchase (or of sale, if lower) and is deducted from your proceeds. When you sell shares in the first year after you bought them, the CDSC is 5.00%; second year, 4.00%; third year, 3.00%; fourth year, 3.00%; fifth year, 2.00%; sixth year or later, none. See "Other CDSCPolicies" on page 12.

Class B shares automatically convert to Class E shares after eight years.

CLASS C -- LEVEL LOAD

                             THIS % OF NET ASSET VALUE
WHEN YOU SELL SHARES         AT THE TIME OF PURCHASE (OR
IN THIS YEAR AFTER YOU       OF SALE, IF LOWER) IS DEDUCT-
BOUGHT THEM                  ED FROM YOUR PROCEEDS
----------------------------------------------------------
First year                             1.00
Second year or later                   None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as
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                                       12


described in the table on page 11. See "Other CDSC Policies" below.

Class C shares currently have the same annual expenses as Class B(1) shares, but never convert to Class E shares.

CLASS E -- NO LOAD;

CLASS S -- SPECIAL PROGRAMS

These shares have no sales charges.

OTHER CDSC POLICIES

The CDSC will be based on the net asset value of the shares at the time of purchase (or of sale, if lower). Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for participant-initiated distributions from State Street Research prototype retirement plans. In other cases, the CDSC is waived on shares sold for mandatory retirement distributions or for distri-butions because of disability or death. Consult your financial professional or the State Street Research Service Center for more information.

[SIDEBAR]
[MAGNIFYING GLASS] UNDERSTANDING SERVICE/DISTRIBUTION FEES

As noted in the descriptions on pages 11 and 12, Class B, Class B(1) and Class C have an annual service/distribution fee, also called a 12b-1 fee.

The fund may pay certain service and distribution fees for a class out of fund assets, as allowed under the 12b-1 plan for the class. Because 12b-1 fees are an ongoing expense, they will increase the cost of your investment and, over time, could potentially cost you more than if you had paid other types of sales charges.

Some of the 12b-1 fees are used to compensate those financial professionals who sell fund shares and provide ongoing service to shareholders. The table on the next page shows how these professionals' commissions are calculated.

The fund may continue to pay 12b-1 fees even if the fund is subsequently closed to new investors.
[END SIDEBAR]
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                                       13


[CHECK] DEALER COMPENSATION

Financial professionals who sell shares of State Street Research funds and perform services for fund investors may receive sales commissions, annual fees and other compensation. These are paid by the fund's distributor, using money from sales charges, service/distribution (12b-1) fees and its other resources.

Brokers and agents may charge a transaction fee on orders of fund shares placed directly through them. The distributor may pay its affiliate MetLife Securities, Inc. additional compensation of up to 0.25% of certain sales or assets.

BROKERS FOR PORTFOLIO TRADES

When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider the sale of shares of the State Street Research Funds by the broker.

DEALER COMMISSIONS

               INITIAL COMMISSION (%)       ANNUAL FEE (%)
----------------------------------------------------------
Class B(1)             --                       0.25
Class B                --                       0.25
Class C                --                       1.00
Class E               0.00                      0.00
Class S               0.00                      0.00

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                                       14


BUYING AND SELLING SHARES

[CASH REGISTER] POLICIES FOR BUYING SHARES

Once you have chosen a share class, the next step is to determine the amount you want to invest.

MINIMUM INITIAL INVESTMENTS:

-    $1,000 for accounts that use the Investamatic program(a)

-    $2,000 for Individual Retirement Accounts(a)

-    $2,500 for all other accounts

MINIMUM ADDITIONAL INVESTMENTS:

-    $50 for any account

Complete a fund application. You can avoid future inconvenience by signing up now for any services you might later use.

TIMING OF REQUESTS The processing of your order will depend upon the method of payment you choose, as well as the time your order is received. If you are paying for your shares with a check, an order received prior to 4:00 p.m. eastern time will be processed as of 4:00 p.m. on the next business day and you will begin earning dividends on the business day after that.

If you are paying for your shares with a wire transfer, an order and wire payment received prior to 4:00 p.m. eastern time will generally be processed as of 4:00 p.m. on the same day and you will begin earning dividends on the next business day.

WIRE TRANSACTIONS Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. Your bank may charge a fee for wiring money.

[FOOTNOTE]
(a) EXCEPT $500 FOR INDIVIDUAL RETIREMENT ACCOUNTS DURING SPECIAL PROMOTIONAL PERIODS.
[END FOOTNOTE]
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                                       15


INSTRUCTIONS FOR BUYING SHARES

                                                  TO OPEN AN ACCOUNT                              TO ADD TO AN ACCOUNT
[BRIEFCASE]        THROUGH A                      Consult your financial                          Consult your financial
                   PROFESSIONAL                   professional or your program                    professional or your program
                   OR PROGRAM                     materials.                                      materials.

BY MAIL            [MAILBOX]                      Make your check payable to                      Fill out an investment slip
                                                  "State Street Research Funds."                  from an account statement or
                                                  Forward the check and your                      indicate the fund name and
                                                  application to State Street                     account number on your check.
                                                  Research.                                       Make your check payable to
                                                                                                  "State Street Research Funds."
                                                                                                  Forward the check and slip to
                                                                                                  State Street Research.

[CAPITAL BUILDING] BY FEDERAL                     Call to obtain an account                       Call State Street Research to
                   FUNDS WIRE                     number and forward your                         obtain a control number.
                                                  application to State Street                     Instruct your bank to wire
                                                  Research. Wire funds using the                  funds to:
                                                  instructions at right.                          -    State Street Bank and
                                                                                                       Trust Company, Boston, MA
                                                                                                  -    ABA: 011000028
                                                                                                  -    BNF: fund name and share
                                                                                                       class you want to buy
                                                                                                  -    AC: 99029761
                                                                                                  -    OBI: your name and your
                                                                                                       account number
                                                                                                  -    Control: the number given
                                                                                                       to you by State Street
                                                                                                       Research

BY ELECTRONIC      [PLUG]                         Verify that your bank is a                      Call State Street Research to
FUNDS TRANSFER                                    member of the ACH (Automated                    verify that the necessary bank
(ACH)                                             Clearing House) system.                         information is on file for
                                                  Forward your application to                     your account. If it is, you
                                                  State Street Research. Please                   may request a transfer by
                                                  be sure to include the                          telephone or Internet. If not,
                                                  appropriate bank information.                   please ask State Street
                                                  Call State Street Research to                   Research to provide you with
                                                  request a purchase.                             an EZ Trader application.

[CALENDAR]         BY INVESTAMATIC                Forward your application, with                  Call State Street Research to
                                                  all appropriate sections                        verify that Investamatic is in
                                                  completed, to State Street                      place on your account, or to
                                                  Research, along with a check                    request a form to add it.
                                                  for your initial investment                     Investments are automatic once
                                                  payable to "State Street                        Investamatic is in place.
                                                  Research Funds."

BY EXCHANGE        [ARROWS GOING IN OPPOSITE      Read the prospectus for the                     Read the prospectus for the
                    DIRECTIONS]                   fund into which you are                         fund into which you are
                                                  exchanging. Call State Street                   exchanging. Call State Street
                                                  Research or visit our web                       Research or visit our web
                                                  site.                                           site.

STATE STREET RESEARCH SERVICE CENTER
PO Box 8408, Boston, MA 02266-8408

INTERNET www.ssrfunds.com

CALL TOLL-FREE: 1-87-SSR-FUNDS (1-877-773-8637)
(business days 8:00 a.m. - 6:00 p.m., eastern time)

[CASH REGISTER] POLICIES FOR SELLING SHARES

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS Please submit instructions in writing when any of the following apply:

-    you are selling more than $100,000 worth of shares

-    the name or address on the account has changed within the last 30 days

- you want the proceeds to go to a name or address not on the account registration

- you are transferring shares to an account with a different registration or share class

- you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

     CORPORATE ACCOUNTS: certified copy of a corporate resolution

     FIDUCIARY ACCOUNTS: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

INCOMPLETE SELL REQUESTS State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

TIMING OF REQUESTS Redemption requests received before 4:00 p.m. will be processed as of 4:00 p.m. Proceeds for these redemptions will not be available until the next business day but you will earn a dividend for the day of redemption. Redemption requests received after 4:00 p.m. will be treated as if they had been received as of the opening of the next business day.

WIRE TRANSACTIONS Proceeds sent by federal funds wire must total at least $1,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

OVERNIGHT DELIVERY A shareholder may request that redemption proceeds be sent by check via overnight delivery. A $10 fee will be deducted from either the shareholder's remaining account balance or from the proceeds of the redemption.

SELLING RECENTLY PURCHASED SHARES If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

INSTRUCTIONS FOR SELLING SHARES

                                                       TO SELL SOME OR ALL OF YOUR SHARES
[BRIEFCASE]                 THROUGH A PROFESSIONAL     Consult your financial professional or your
                            OR PROGRAM                 program materials.

BY MAIL                     [MAILBOX]                  Send a letter of instruction, an endorsed stock
                                                       power or share certificates (if you hold
                                                       certificate shares) to State Street Research.
                                                       Specify the fund, the account number and the
                                                       dollar value or number of shares. Be sure to
                                                       include all necessary signatures and any
                                                       additional documents, as well as signature
                                                       guarantees if required (see facing page).

[CAPITAL BUILDING]          BY FEDERAL                 Check with State Street Research to make sure that
                            FUNDS WIRE                 a wire redemption privilege, including a bank
                                                       designation, is in place on your account. Once
                                                       this is established, you may place your request to
                                                       sell shares with State Street Research. Proceeds
                                                       will be wired to your pre-designated bank account.
                                                       (See "Wire Transactions" on facing page.)

BY ELECTRONIC               [PLUG]                     Check with State Street Research to make sure
FUNDS TRANSFER                                         that the EZ Trader feature, including a bank
(ACH)                                                  designation, is in place on your account.
                                                       Once this is established, you may place your
                                                       request to sell shares with State Street
                                                       Research by telephone or Internet. Proceeds
                                                       will be sent to your pre-designated bank
                                                       account.

[COMPUTER]                  BY INTERNET                Visit our web site. Certain limitations may apply.

BY TELEPHONE                [TELEPHONE]                As long as the transaction does not require a
                                                       written request (see facing page), you or your
                                                       financial professional can sell shares by calling
                                                       State Street Research. A check will be mailed to
                                                       your address of record on the following business
                                                       day.

[ARROWS GOING IN OPPOSITE   BY EXCHANGE                Read the prospectus for the fund into which
 DIRECTIONS]                                           you are exchanging. Call State Street Research or
                                                       visit our web site.

BY SYSTEMATIC               [CALENDAR]                 See plan information on page 21.
WITHDRAWAL PLAN

[CHECK]                     BY CHECK                   The checkwriting privilege is available for Class
                                                       E and Class S shares only. If you have requested
                                                       this privilege on your application, you may write
                                                       checks for amounts of $500 or more.

STATE STREET RESEARCH SERVICE CENTER
PO Box 8408, Boston, MA 02266-8408

INTERNET www.ssrfunds.com

CALL TOLL-FREE: 1-87-SSR-FUNDS(1-877-773-8637)
(business days 8:00 a.m. - 6:00 p.m., eastern time)

[POLICIES] ACCOUNT POLICIES

TELEPHONE AND INTERNET REQUESTS When you open an account you automatically receive telephone privileges, allowing you to place requests for your account by telephone. Your financial professional can also use these privileges to request exchanges or redemptions on your account. For your protection, all telephone calls are recorded.

You may also use our web site for submitting certain requests over the Internet.

As long as State Street Research takes certain measures to authenticate requests over the telephone or Internet for your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. Similarly, you may choose not to use the Internet for your account. The fund may suspend or eliminate the telephone or Internet privileges at any time.

EXCHANGE PRIVILEGES There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class of your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or, depending on the cir-cumstances, may deduct an annual maintenance fee (currently $18).

THE FUND'S BUSINESS HOURS The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

CALCULATING SHARE PRICE The fund calculates its net asset value every business day at the close of regular trading on the New York Stock Exchange (but not later than 4:00 p.m. eastern time). NAV is calculated by dividing the fund's net assets by the number of its shares outstanding.

In calculating its NAV, the fund uses the amortized cost valuation method to determine the value of portfolio securities. However, when the investment manager believes that the use of amortized cost valuation may dilute the value of the shareholders' shares or result in unfairness to shareholders, the fund may take such action as it deems appropriate to eliminate or reduce the extent of any dilution or unfairness.

REINSTATING RECENTLY SOLD SHARES

For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

- In response to unusual market, political or other conditions, the fund may open for business and calculate its net asset value on days and at times that are different than described above.

- Requirements for initial or additional invest-ments, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs may be changed from time to time without further notice or supplement to this prospectus

-    All orders to purchase shares are subject to acceptance by the fund

- At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares

- The fund may delay sending you redemption proceeds for up to seven days, or longer if permitted by the SEC

-    The fund reserves the right to redeem in kind

- To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly

["UNCLE SAM"] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund distributes its net income to shareholders; it declares dividends daily and pays them monthly. The fund does not anticipate paying any capital gains distributions.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS In general, any dividends you receive from the fund are taxable as ordinary income.

Every year, the fund will send you information detailing the amount of ordinary income (and capital gains, if any) distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

BACKUP WITHHOLDING By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

[HANDS] INVESTOR SERVICES

INVESTAMATIC PROGRAM Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments.

SYSTEMATIC WITHDRAWAL PLAN This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 12% of your fund assets a year (minimum $50 per withdrawal) without incurring any contingent deferred sales charges. Certain terms and minimums apply.

EZ TRADER This service allows you to purchase or sell fund shares by telephone or over the Internet through the ACH (Automated Clearing House) system.

DIVIDEND ALLOCATION PLAN This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

SYSTEMATIC EXCHANGE This plan allows you to systematically exchange money from one fund to up to four other funds. A minimum of $10,000 in the initial fund is required and any other funds must meet minimum initial investment requirements.

CALL 1-87-SSR-FUNDS (1-877-773-8637) FOR INFORMATION ON ANY OF THE SERVICES DESCRIBED ABOVE.

OTHER INFORMATION

[POLICIES] OTHER SECURITIES AND RISKS

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 1. Below are brief descriptions of other securities and practices, along with their associated risks.

RESTRICTED OR ILLIQUID SECURITIES Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

SECURITIES RATINGS When securities are rated by one or more independent rating agencies, the fund uses these ratings to determine credit quality. In cases where a security has received a rating from only one independent rating agency, it may rely on that rating. If a security has received ratings from two or more rating agencies and at least two of the ratings are equivalent, the fund may rely on the two equivalent ratings even if the other ratings are lower. In cases where a security's two highest ratings are in conflicting categories, the fund must follow the lower rating. If a security is unrated, the fund may assign it to a given category based on its own credit research.

FOREIGN INVESTMENTS The fund may invest in securities issued by foreign companies or banks or their U.S. affiliates. All such securities purchased by the fund are denominated in U.S. dollars. Securities issued by foreign entities generally have more risk than their domestic counterparts, in part because of higher political and economic risks and lack of reliable information.

REPURCHASE AGREEMENTS The fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the fund could lose money.

DERIVATIVES Derivatives, a category that includes options and futures, are financial instruments whose value derives from one or more securities. Certain instruments that are first or second tier securities also may be derivatives, such as short-term, high-quality asset-backed securities. The fund uses derivatives to invest for potential income, and may purchase them to the extent it can purchase any other type of first or second tier security. The values of some derivatives are difficult to determine because they are based on the values of other securities and the markets for some derivatives may be limited. With some derivatives, such as certain option contracts, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

                              FINANCIAL HIGHLIGHTS
[HEADNOTE]
THESE HIGHLIGHTS ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S PERFORMANCE OVER THE PAST FIVE YEARS. THE INFORMATION IN THESE TABLES HAS BEEN AUDITED BY PRICEWATERHOUSECOOPERS LLP, THE FUND'S INDEPENDENT ACCOUNTANTS. THEIR REPORT AND THE FUND'S FINANCIAL STATEMENTS ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH IS AVAILABLE UPON REQUEST. TOTAL RETURN FIGURES ASSUME REINVESTMENT OF ALL DISTRIBUTIONS.
[END HEADNOTE]


                                                           CLASS B(1)                                    CLASS B
                                             ---------------------------------------------------------------------------------------
                                                      YEARS ENDED MARCH 31                       YEARS ENDED MARCH 31
                                             ---------------------------------------------------------------------------------------

PER SHARE DATA                               1999(b)    2000     2001       2002      1998       1999      2000      2001     2002
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year ($)       1.000     1.000    1.000      1.000     1.000      1.000     1.000     1.000    1.000
                                             ------     -----    -----      -----     -----      -----     -----     -----    -----
    Net investment income ($)*                0.008     0.038    0.047      0.016     0.040      0.038     0.038     0.047    0.016

    Dividends from net investment
    income ($)                               (0.008)   (0.038)  (0.047)    (0.016)   (0.040)    (0.038)   (0.038)   (0.047)  (0.016)
                                             ------     -----    -----      -----     -----      -----     -----     -----    -----
 Net asset value, end of year ($)             1.000     1.000    1.000      1.000     1.000      1.000     1.000     1.000    1.000
                                             ======     =====    =====      =====     =====      =====     =====     =====    =====
 Total return (%)(a)                          0.84(c)   3.88     4.81       1.57      4.09       3.85      3.88      4.81     1.57

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
 Net assets at end of year ($ thousands)       732     2,620   10,212     15,669    14,567     30,288    29,486    28,407   25,444

 Expense ratio (%)*                           1.66(d)   1.66     1.70       1.71      1.65       1.66      1.66      1.70     1.71

 Expense ratio after expense
 reductions (%)*                              1.65(d)   1.65     1.69       1.70      1.65       1.65      1.65      1.69     1.70

 Ratio of net investment income
 to average net assets (%)*                   3.40(d)   3.97     4.69       1.35      4.01       3.73      3.84      4.69     1.55

 *Reflects voluntary reduction of expenses
    of these amounts (%)                      0.11(d)   0.26     0.49       0.25      0.20       0.11      0.24      0.37     0.25

                                                                       CLASS C
                                            ----------------------------------------------------------
                                                                  YEARS ENDED MARCH 31
                                            ----------------------------------------------------------
PER SHARE DATA                                    1998         1999         2000       2001      2002
------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year ($)           1.000        1.000        1.000      1.000     1.000
                                                  -----        -----        -----      -----     -----
    Net investment income ($)*                    0.040        0.038        0.038      0.047     0.016

    Dividends from net investment
    income ($)                                   (0.040)      (0.038)      (0.038)    (0.047)   (0.016)
                                                  -----        -----        -----      -----     -----
 Net asset value, end of year ($)                 1.000        1.000        1.000      1.000     1.000
                                                  =====        =====        =====      =====     =====
 Total return (%)(a)                              4.09         3.85         3.88       4.81      1.57

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
 Net assets at end of year ($ thousands)          2,314        2,286        1,607      4,541     6,432

 Expense ratio (%)*                               1.65         1.66         1.66       1.70      1.71

 Expense ratio after expense
 reductions (%)*                                  1.65         1.65         1.65       1.69      1.70

 Ratio of net investment income
 to average net assets (%)*                       4.01         3.72         3.83       4.68      1.24

 *Reflects voluntary reduction of expenses
    of these amounts (%)                          0.20         0.11         0.22       0.43      0.29

                                                                                   CLASS E
                                                    ----------------------------------------------------------------
                                                                               YEARS ENDED MARCH 31
                                                    ----------------------------------------------------------------
PER SHARE DATA                                         1998         1999         2000          2001           2002
--------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year ($)                1.000        1.000        1.000        1.000          1.000
                                                      ------       ------        -----        -----          ------
    Net investment income ($)*                         0.050        0.048        0.048        0.057           0.026

    Dividends from net investment income ($)          (0.050)      (0.048)      (0.048)      (0.057)         (0.026)
                                                      ------       ------        -----        -----          ------
 Net asset value, end of year ($)                      1.000        1.000        1.000        1.000           1.000
                                                      ======       ======        =====        =====          ======
 Total return (%)(a)                                   5.12         4.88         4.92         5.86            2.59

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
 Net assets at end of year ($ thousands)            221,475      331,094      319,740      380,904         302,428

 Expense ratio (%)*                                    0.65         0.66         0.66         0.70            0.71

 Expense ratio after expense reductions (%)*           0.65         0.65         0.65         0.69            0.70

 Ratio of net investment income

 to average net assets (%)*                            5.01         4.74         4.79         5.70            2.63

 *Reflects voluntary reduction of expenses
    of these amounts (%)                               0.20         0.11         0.25         0.37            0.25

                                                                                    CLASS S
                                                    ----------------------------------------------------------------
                                                                             YEARS ENDED MARCH 31
                                                    ----------------------------------------------------------------
PER SHARE DATA                                         1998         1999           2000          2001         2002
--------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year ($)                 1.000        1.000         1.000         1.000        1.000
                                                        -----        -----         -----         -----        ------
    Net investment income ($)*                          0.050        0.048         0.048         0.057        0.026

    Dividends from net investment income ($)           (0.050)      (0.048)       (0.048)       (0.057)      (0.026)
                                                        -----        -----         -----         -----        ------
 Net asset value, end of year ($)                       1.000        1.000         1.000         1.000        1.000
                                                        =====        =====         =====         =====        ======
 Total return (%)(a)                                    5.12         4.88          4.92          5.86         2.59

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
 Net assets at end of year ($ thousands)              13,500       26,842        19,629           30,004    32,919

 Expense ratio (%)*                                     0.65         0.66          0.66          0.70         0.71

 Expense ratio after expense reductions (%)*            0.65         0.65          0.65          0.69         0.70

 Ratio of net investment income

 to average net assets (%)*                             5.01         4.77          4.77          5.69         2.54

 *Reflects voluntary reduction of expenses
    of these amounts (%)                                0.20         0.11          0.23          0.40         0.25


[FOOTNOTE]
(a) DOES NOT REFLECT ANY FRONT-END OR CONTINGENT DEFERRED SALES CHARGES. TOTAL RETURN WOULD BE LOWER IF THE DISTRIBUTOR AND ITS AFFILIATES HAD NOT VOLUNTARILY REDUCED A PORTION OF THE FUND'S EXPENSES.

(b)  JANUARY 1, 1999 (COMMENCEMENT OF SHARE CLASS) TO MARCH 31, 1999.

(c)  NOT ANNUALIZED.

(d)  ANNUALIZED.
[END FOOTNOTE]

                               BOARD OF TRUSTEES


[COLUMNS]
The Board of Trustees is responsible for supervising the operation of the fund. It establishes the fund's major policies, reviews investments, and provides guidance to the investment manager and others who provide services to the fund. The Trustees have diverse backgrounds and substantial experience in business and other areas.


RICHARD S. DAVIS
CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER,
State Street Research & Management Company

BRUCE R. BOND
FORMER CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND PRESIDENT, PictureTel Corporation

STEVE A. GARBAN
FORMER SENIOR VICE PRESIDENT FOR FINANCE AND OPERATIONS AND TREASURER, The Pennsylvania State University

DEAN O. MORTON
FORMER EXECUTIVE VICE PRESIDENT, CHIEF OPERATING OFFICER AND DIRECTOR, Hewlett-Packard Company

SUSAN M. PHILLIPS
DEAN, School of Business and Public Management, George Washington University, FORMER MEMBER of the Board of Governors of the Federal Reserve System and CHAIRMAN AND COMMISSIONER OF THE Commodity Futures Trading Commission

TOBY ROSENBLATT
PRESIDENT, Founders Investments Ltd.

MICHAEL S. SCOTT MORTON
JAY W. FORRESTER PROFESSOR OF MANAGEMENT, Sloan School of Management, Massachusetts Institute of Technology

JAMES M. STOREY
ATTORNEY; FORMER PARTNER, DECHERT

 NOTES

 NOTES

 NOTES

FOR ADDITIONAL INFORMATION

You can find additional information on the fund's structure and its performance in the following documents:

ANNUAL/SEMIANNUAL REPORTS While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. The annual report also includes the report of the fund's independent accountants on the fund's financial statements.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

TICKER SYMBOLS
-----------------------------------------------------------
 Class B(1) (proposed)                                SSPXX

 Class B                                              SSBXX

 Class C     (proposed)                               SSDXX

 Class E                                              SSRXX

 Class S     (proposed)                               SSSXX


                                                                    MM-2150-0702
                                                Control Number: (exp 0803)SSR-LD


[SIDEBAR]
IF YOU HAVE QUESTIONS ABOUT THE FUND OR WOULD LIKE TO REQUEST A FREE COPY OF THE CURRENT ANNUAL/SEMIANNUAL REPORT OR SAI, CONTACT STATE STREET RESEARCH OR YOUR FINANCIAL PROFESSIONAL.

[STATE STREET RESEARCH LOGO]

Service Center
P.O. Box 8408, Boston, MA 02266-8408
Telephone: 1-87-SSR-FUNDS
           1-877-773-8637)
Internet: www.ssrfunds.com

YOU CAN ALSO OBTAIN INFORMATION ABOUT THE FUND, INCLUDING THE SAI AND CERTAIN OTHER FUND DOCUMENTS, ON THE SEC'S EDGAR DATABASE ON THE INTERNET AT www.sec.gov, BY ELECTRONIC REQUEST AT publicinfo@sec.gov, IN PERSON AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC (TELEPHONE 1-202-942-8090) OR BY MAIL BY SENDING YOUR REQUEST, ALONG WITH A DUPLICATING FEE, TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, DC 20549-0102.

PROSPECTUS

SEC File Number: 811-4295

[END SIDEBAR]